Knology Reports Third Quarter Results

Rob Mills, Chief Financial Officer of Knology, Inc.,
706-645-8970, or rob.mills@knology.com

Highlights:

* Gain of 9,384 net connections

* Strengthens financial position with amendments to credit facilities

* EBITDA, as adjusted of $6.3 million for the quarter

* Net loss for the third quarter of $20.0 million, or $0.85 per share

WEST POINT, Ga., Oct. 27 /PRNewswire-FirstCall/ — Knology, Inc.

(Nasdaq: KNOL) today reported financial and operating results for the third quarter ended September 30, 2004. Total revenue for the third quarter of
$52.1 million represented an increase of 19% over total revenue of
$43.7 million for the same period one year ago. Knology reported EBITDA, as adjusted (a non-GAAP measure calculated as earnings before interest; taxes;
depreciation and amortization; expenses associated with capital markets activities; non-cash stock-based compensation; special litigation expenses;
gain on adjustment of warrants to market; loss on investment; and other income and expenses) of $6.3 million for the third quarter of 2004, compared to
EBITDA, as adjusted of $8.7 million for the third quarter of 2003.

Knology added 9,384 net connections during the third quarter including gains in all three services. Cable TV, Telephone and High-Speed Internet added net connections of 950, 3,456, and 4,978, respectively. During the third quarter, Knology focused on connections growth by aggressively promoting its products and intensifying its sales and installation efforts. The connections effort resulted in significant connections growth and represents the company’s highest quarterly connections growth since the first quarter of
2003. In addition, Knology launched telephone service in late July 2004 as planned in its Pinellas County, Florida market which was acquired in December
2003. The Pinellas County market experienced connections growth in the third quarter as a result of the telephone launch and the success of the growth efforts in that market.

For the third quarter of 2004, Knology reported a net loss of

$20.0 million, or $.85 per share. In the third quarter of 2003, Knology reported a net loss of $31.2 million, or $613.57 per share. The 2003 net loss per share number is calculated based on the weighted average shares of common stock outstanding in 2003 and does not include the common-equivalent shares for Knology’s preferred stock, which was converted into common stock at the completion of Knology’s IPO in December 2003.

Also during the third quarter, several of Knology’s markets were impacted by the onslaught of hurricanes which struck the southeastern United States.
While none of Knology’s markets suffered significant long-term network damage, there was nonetheless, some modest equipment and fiber destruction. In addition, sales activities and operations in several markets were disrupted on multiple occasions due to evacuations, downed transmission lines and service outages. Knology’s third quarter EBITDA, as adjusted, was impacted by the expenses and disruptions caused by the inclement weather and by the sales, marketing and installation investment associated with the connection gains for the quarter.

During the quarter, Knology completed the amendments to its credit facilities with Wachovia Bank, National Association and CoBank, ACB. The
amended credit facilities, among other things, defer approximately
$24.5 million of principal payments until 2007 which were previously scheduled during 2004, 2005 and 2006, and generally provide for relaxed financial covenants. In addition, the amendments allowed our Telephone Operations Group to make a $7.7 million dividend to Knology as well as future dividends equal to the net income of the Telephone Operations Group.

Rodger L. Johnson, President and Chief Executive Officer of Knology, Inc.

commented, “We are pleased with the 9,000 plus net connections we added this quarter. I am particularly proud of the telephone launch and the connection gains in the Pinellas market. We have worked hard since we acquired the
Pinellas market to stabilize the customer base, upgrade the network to provide telephone service and begin to grow the connections base. The multiple hurricanes disrupted our sales efforts and increased our operating expenses during the third quarter, however our people did a remarkable job maintaining the stability of our network and providing the best service possible to our customers under adverse conditions. Although the storm activity and its related impacts on the business had to be dealt with, we should not lose sight of the significant accomplishments during the quarter, including the solid growth to our customer base and the stronger balance sheet resulting from the completion of the amendments to our credit facilities.”

As of September 30, 2004, Knology had cash and cash equivalents of

$53.3 million, including $8.4 million of restricted cash, and stockholders’
equity of $103.9 million. Cash flow provided by operations was $9.2 million for the quarter, and capital expenditures during the quarter totaled
$18.9 million.

Robert K. Mills, Vice President and Chief Financial Officer of Knology,

Inc. commented, “Our balance sheet continues to improve with the completion of the amendments to our bank agreements and the anticipated proceeds from the sale of our Cerritos, California market, which is expected to close around the end of 2004. We plan to continue to improve our financial position over the next several quarters.”

Third Quarter Key Operating Metrics

Year-Over-

Sept. 30, Sept. 30, June 30, Year % Sequential

2004 2003 2004 Change      % Change

Marketable Homes Passed 751,821 446,251 746,782 68% 1%

Connections
Cable Television 175,907 133,267 174,957 32% 1%

Telephone

On-Net 125,337 118,038 121,819 6% 3%
Off-Net 5,978 5,450 6,040

Total Telephone 131,315 123,488 127,859 6% 3%

High-Speed Internet 82,152 62,276 77,174 32% 6%

Total On-Net Connections 383,396 313,581 373,950 22% 2%
Total Connections 389,374 319,031 379,990 22% 2%

Residential Connections 352,007 286,739 343,626 23% 2%
Business Connections 37,367 32,292 36,364 16% 3%

Average Monthly Revenue

Per Connection $45.86 $46.43 $46.95

Average Monthly Connection

Churn 3.0% 2.9% 3.4%

For full descriptions of the above metrics, please refer to Non-GAAP

Financial and Operating Measures in this release.

Conference Call and Replay
Knology has scheduled a conference call to discuss the results of the quarter and to provide certain revised guidance regarding anticipated fourth quarter results which will be broadcast live over the Internet, on Thursday,
October 28, 2004 at 10:00 a.m. Eastern Daylight Time. Investors, analysts and the general public will have the opportunity to listen to the conference call free over the Internet by visiting Knology’s Web site
at http://www.knology.com or http://www.fulldisclosure.com . An audio archive will be available on Knology’s website at http://www.knology.com or http://www.fulldisclosure.com for approximately 30 days. Also, following the conclusion of the call, a telephonic replay will be available through midnight on Monday, November 1, by dialing 1-800-642-1687 or local
706-645-9291. You will need to refer to Confirmation I.D. 1389604.

About Knology
Knology Inc., headquartered in West Point, Georgia, is a leading provider of interactive communications and entertainment services in the Southeast.
Knology serves both residential and business customers with one of the most technologically advanced broadband networks in the country. Innovative offerings include over 200 channels of digital cable TV, local and long distance digital telephone service with the latest enhanced voice messaging features, and high-speed Internet access, which enables consumers to quickly download video, audio and graphic files using a cable modem.

Knology’s fiber-based business products include Passive Optical Network

(PON), which supplies IP architecture with segmented voice and data bandwidth, and Managed Integrated Network Solutions (MATRIX), an integrated IP-based technology which converges data and voice. For more information, please visit http://www.knology.com .

Information about Forward-Looking Statements
This press release includes “forward-looking” statements within the meaning of the federal securities laws, including the Private Securities
Litigation Reform Act of 1995, that are subject to future events, risks and uncertainties that could cause our actual results to differ materially from those expressed or implied. Our revenues and earnings and our ability to achieve our planned business objectives will be subject to a number of factors that make estimates of future operating results uncertain, including, without limitation, (1) that we will not retain or grow our customer base, (2) that our suppliers and customers may refuse to continue doing business with us or may refuse to extend trade credit to us, (3) that we will fail to be competitive with existing and new competitors, (4) that we will not adequately respond to technological developments that impact our industry and markets,
(5) that needed financing will not be available to us if and as needed, (6)
that a significant change in the growth rate of the overall U.S. economy will occur such that there is a material impact on consumer and corporate spending,
(7) that we will not be able to complete future acquisitions, that we may have difficulties integrating acquired businesses, or that the cost of such integration will be greater than we expect, (8) that we may not complete the sale of the Cerritos cable system or we may not complete the sale in a timely manner, or in the event we do not receive necessary regulatory or other approvals or fail to satisfy the conditions to closing, the transaction will terminate, and (9) that some other unforeseen difficulties occur, as well as those risks set forth in our Annual Report on Form 10-K for the year ended
December 31, 2003, and our other filings with the SEC. This list is intended to identify only certain of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included herein. Forward-looking statements relating to expectations about future results or events are based upon information available to us as of today’s date, and we do not assume any obligation to update any of these statements.

Definitions of Non-GAAP Financial and Operating Measures
We provide readers financial measures generated using generally accepted accounting principles (“GAAP”) and using adjustments to GAAP (“Non-GAAP”).
These financial measures reflect conventions or standard measures of liquidity, profitability or performance commonly used by the investment community in the telecommunications industry for comparability purposes.

The Non-GAAP financial measures used in this release include the following:

- EBITDA, as adjusted is a non-GAAP measure calculated as earnings before interest; taxes; depreciation and amortization; expenses associated with capital markets activities; non-cash stock-based compensation;
special litigation expenses; gain on adjustment of warrants to market;
loss on investment; and other expenses. A reconciliation of EBITDA, as adjusted to net loss for the three and six month periods ended June 30,
2003 and 2004 is attached to this press release.

The other operating metrics used in this release include the following:

- Marketable Homes Passed — We report homes passed as the number of residential and business units, such as single residence homes, apartments and condominium units, passed by our broadband network and listed in our database. “Marketable homes passed” are homes passed other than those we believe are covered by exclusive arrangements with other providers of competing services.

- Total Connections — Because we deliver multiple services to our customers, we report the total number of connections for video, voice and data rather than the total number of customers. We count each video, voice or data purchase as a separate connection. For example, a single customer who purchases cable television, local telephone and
Internet access services would count as three connections. We do not record the purchase of digital video services by an analog video customer as an additional connection.

- On-net/Off-net connections — All of our video and data connections are provided over our networks. Our voice connections consist of both “On-
net” and “Off-net” connections. On-net refers to lines provided over our networks. Off-net refers to telephone connections provided over telephone lines leased from third parties.

- Average Monthly Revenue Per Connection — The Average Monthly Revenue

Per Connection is the total revenue for a month divided by the average number of connections for that month, expressed in dollars.

- Average Monthly Connection Churn — The Average Monthly Connection

Churn is the total churn for a month divided by the average number of connections for that month, expressed as a percentage.

Knology, Inc.
Consolidated Statements of Operations
(Unaudited)

(In Thousands, Except Per Share Data)

Three Months Ended            Nine Months Ended

September 30, September 30,

2004 2003 2004 2003

Operating Revenues:

Video $23,683 $17,968 $73,402 $53,131
Voice 18,096 17,705 54,512 51,600
Data and Other 10,285 8,060 30,679 22,558

Total Revenue 52,064 43,733 158,593 127,289

Cost of services, excluding

depreciation and amortization 15,102 11,868 45,990 34,690

Selling, general and

administrative expenses 30,691 23,151 88,244 68,884

Depreciation and amortization 18,373 19,569 55,947 58,922
Expenses associated with

capital markets activities 8 41 655 84

Non-cash stock-based

compensation 568 478 2,850 1,382

Litigation fees 0 296 23 907

64,742 55,403 193,709 164,869

Operating loss (12,678) (11,670) (35,116) (37,580)

Interest income 193 72 532 281
Interest expense (7,701) (7,267) (23,225) (21,572)
Gain on adjustment of

warrants to market 85 0 504 0

Loss on investment 0 (12,406) 0 (12,406)
Other income, net 19 22 159 107
Loss from continuing

operations before
income taxes (20,082) (31,249) (57,146) (71,170)

Income tax benefit 0 0 24 0

Loss from continuing

operations (20,082) (31,249) (57,122) (71,170)

Income from discontinued

operations 43 0 53 0

Net loss $(20,039) $(31,249) $(57,069) $(71,170)

Basic and diluted loss

per share:

Continuing operations $(0.85) $(613.57) $(2.41) $(1,403.58)
Discontinued operations 0 0 0 0
Net loss per share $(0.85) $(613.57) $(2.41) $(1,403.58)

Weighted average shares

outstanding 23,685,333 50,930 23,641,036 50,706

Knology, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

(In Thousands)

ASSETS 9/30/04 12/31/03

Current assets:
Cash and cash equivalents $44,823 $52,021
Restricted cash 8,428 11,314
Accounts receivable customers, net of allowance

for doubtful accounts of $665 and $1,449 as
of September 30, 2004 and December 31, 2003 18,007 19,284

Prepaid expenses and other 2,015 1,818
Assets of business held for sale 871 0

Total current assets 74,144 84,437

Property, plant & equipment, net 326,019 336,060
Investments 1,243 1,243
Goodwill 40,834 40,834
Intangible assets and other assets, net 1,532 1,138

Total assets $443,772 $463,712

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt $44 $5,213
Accounts payable 19,797 15,520
Accrued liabilities 22,508 9,136
Unearned revenue 11,352 11,633
Liabilities of business held for sale 807 0

Total current liabilities 54,508 41,502

Notes payable 47,779 45,309
Senior unsecured notes, net of discount 237,096 225,037
Warrants 428 932
Unamortized investment tax credit 16 39

Total liabilities 339,827 312,819

Common stock 216 207
Non-voting common stock 21 21
Additional paid in capital 558,631 548,518
Accumulated deficit (454,923) (397,853)

Total stockholders’ equity 103,945 150,893

Total liabilities and stockholders’ equity $443,772 $463,712

Knology, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

(In Thousands)

Three Months Ended

September 30,

2004 2003

Cash flow provided by operating activities $9,179 $8,575

Cash flow used in investing activities (19,044) (8,195)

Cash flow provided by (used in) financing

activities (1,288) (860)

Net decrease in cash and cash equivalents (11,153) (480)

Beginning of period cash 64,404 33,934

End of period cash $53,251 $33,454

Knology, Inc.
Reconciliation of EBITDA, As Adjusted to Net Loss
(Unaudited)

(In Thousands)

Three months Three months Nine months Nine months

ended            ended            ended            ended

Sept. 30, Sept. 30, Sept. 30, Sept. 30,

2004 2003 2004 2003

EBITDA, as adjusted

reconciliation

Net loss $(20,039) $(31,249) $(57,069) $(71,170)
Depreciation and

amortization 18,373 19,569 55,947 58,922

Expenses associated with

capital markets activities 8 41 655 84

Non-cash stock-based

compensation 568 478 2,850 1,382

Special litigation expenses 0 296 23 907
Interest expense, net 7,508 7,195 22,693 21,291
Gain on adjustment of

warrants to market (85) 0 (504) 0

Loss on investments 0 12,406 0 12,406
Income tax benefit 0 0 (24) 0
Other, net (19) 22 (159) (107)
EBITDA, as adjusted $6,314 $8,758 $24,412 $23,715

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